Exhibit 99.1
JPMorgan Healthcare Conference January 13, 2009 Bill Lucia, President and COO Walter Hosp, Senior Vice President and CFO Contact: Christine Rogers Saenz csaenz@hms.com 212.857.5986

2 Safe Harbor Statement Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of HMSY, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to (i) the information being of a preliminary nature and therefore subject to further adjustment; (ii) the uncertainties of litigation; (iii) HMSY's dependence on significant customers; (iv) changing conditions in the healthcare industry which could simplify the reimbursement process and adversely affect HMSY's business; (v) government regulatory and political pressures which could reduce the rate of growth of healthcare expenditures and/or discourage the assertion of claims for reimbursement against and delay the ultimate receipt of payment from third party payors; (vi) competitive actions by other companies, including the development by competitors of new or superior services or products or the entry into the market of new competitors; (vii) all the risks inherent in the development, introduction, and implementation of new products and services; and (viii) other risk factors described from time to time in HMSY's filings with the SEC, including HMSY's Form 10-K for the year ended December 31, 2007. HMSY assumes no responsibility to update the forward-looking statements contained in this release as a result of new information, future events or otherwise. When/if used in this presentation, the words " focus," " believe, " " confident, " " anticipate, " " expected, " " strong, " " potential, " and similar expressions are intended to identify forward- looking statements, and the above described risks inherent therein.

3 What We Do We provide cost management services for government healthcare programs. We help ensure that claims are paid correctly and by the responsible party. As a result, our clients spend more of their healthcare dollars on the people entitled to them.

4 Who We Serve State Programs Medicaid agencies SCHIPs (State Children's Health Insurance Programs) Child Support agencies Federal Programs Centers for Medicare and Medicaid Services Veterans Administration Commercial Health Plans Medicaid Managed Care Organizations (MCOs)

5 Who Pays for Healthcare Sources: CMS 2008 Data Compendium; 2008 CMS Medicaid Actuarial Report; 2008 U.S. Census Bureau MEDICARE $430 billion 45 million lives MEDICAID $364 billion 50 million lives COMMERCIAL $821 billion 201 million lives

6 Payment Errors in Medicaid Coordination of benefits Billed services not delivered Services beyond utilization limits Payment adjudication Pricing Managed care payment Incorrect coding Service medically unnecessary Inadequate documentation Cost report/rate setting Source: CMS Press Release, November 17, 2008, "CMS Issues Improper Payment Rates for Medicare, Medicaid, and SCHIP" *Based on FY 2007 error rate and 2008 expenditure data 10.5%* ? $38.2 Billion

7 How We Tap the Opportunity Capture more Medicaid lives Ride Medicaid growth wave Introduce new products and services Through internal development Through acquisition Upsell to existing customers

8 50 45 40 35 30 25 20 15 10 5 0 2004 2005 2006 2007 2008E Capture More Medicaid Lives FFS lives source: 2004 - 2007 CMS Managed Care Enrollment Reports (FFS lives are all lives outside of Commercial MCO and Medicaid-only MCO). MCO lives source: HMS client eligibility feeds received monthly

9 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 800 700 600 500 400 300 200 100 0 Expenditures in $ billions Actual projected Fiscal Year Ride Medicaid Growth Wave Source: 2008 CMS Medicaid Actuarial Report Actual Projected Historical and Projected Medicaid Expeditures and Annual Growth Rates FY 1995-FY 2017

10 Introduce New Products & Services Through internal development Data mining for errors, fraud and abuse Credit balance and data-driven provider audits Enrollment integrity services Through acquisition BSPA Clinical reviews/audits (Permedion) Pharmacy/PBM audits (Prudent Rx) Claims review and audit services

11 Upsell to Existing Customers coordination of Benefits Audit Case Management Data Driven Audits Clinical Review Prospectus Retrospective Review Fraud and Abuse Detection Pharmacy/PBM Audits Casualty and Wordier’ Compensation Trust and Estates Recovery TPL Retrospective Recoveries Enrollment Integrity Insurance Cost Avoidance HMS CLIENTS

12 2009 Macro Environment Unemployment and uninsured increasing Worsening state deficits, but Medicaid resistant to cutbacks Aggressive focus on cost containment and payment accuracy Federal Healthcare IT strategy focused on electronic medical record Obama, Daschle, Baucus proposals expand Medicaid/SCHIP

13 Percentage Change in Medicaid Enrollment and Unemployment, FY 2000 - FY 2009 9% 7% 5% 3% 1% -1% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Unemployment Enrollment Medicaid Enrollment data for 1998-2006: Medicaid Enrollment in 50 States, KCMU. Medicaid Spending Data from 1998-2006 from KCMU Analysis of CMS Form 64 Data for Historic Medicaid Growth Rates. Enrollment Data for 2007-2009 based on KCMU survey of Medicaid officials in 50 states and DC conducted by Health Management Associates September 2008. Seasonally adjusted unemployment data from U.S. Bureau of Labor Statistics has been shifted six months to align calendar year (Unemployment) and fiscal year (Spending) data reporting.

14 State Budget Deficits - 2010 0.00% -5.00% -10.00% -15.00% -20.00% -25.00% -30.00% Iowa Georgia Vermont Maine Nevada Hawaii Louisiana Rhode Island Connecticut Washington Kansas Wisconsin California New York Arizona Source: November 2008 NCSL State Budget Report Update

15 Obama's Healthcare Plan Focus on expanding healthcare coverage and lowering costs Requires all children to have health insurance Requires employers to offer health benefits or contribute to national plan Federal subsidies for individuals to buy in Cost containment measures Source: Obama 2008 "Plan For a Healthy America"

16 Barriers to Entry First mover advantage Economies of scale National eligibility database Specialized technology Subject matter expertise Nature of procurement process

Q3 P&L 17

18 EPS $0.21 2009 Guidance EPS $0.57 EPS $0.77 EPS $0.96 Revenue ($ in millions) 250.00 200.00 150.00 100.00 50.00 0.00 2006 2007 2008E 2009E 70.00 60.00 50.00 40.00 30.00 20.00 10.00 0.00 Adjusted EBITDA ($ in millions) Updated Revenue Revenue Adjusted EBITDA

19 19 Robust growth opportunities Positive macro environment High barriers to entry Recurring revenue Strong financial position Investment Considerations

20 NASDAQ: HMSY